UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 30, 2009

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33500	05-0563787
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3180 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 496-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2009, Alex Albert notified Jazz Pharmaceuticals, Inc. (the “Company”) of his intent to resign as a member of the Board of Directors of the Company (the “Board”), which resignation was effective immediately.

On September 30, 2009, the Board approved a decrease to the total number of authorized directors from twelve (12) to eleven (11) directors.

Item 8.01.	Other Events.

The Company announces that its 2009 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on December 15, 2009 at 10:00 a.m., local time at our facility located at 3180 Porter Drive, Palo Alto, CA 94304. Stockholders of record as of the close of business on October 20, 2009 are entitled to notice of and to vote at the Annual Meeting.

This announcement constitutes public announcement of the date of the Annual Meeting for purposes of Article III, Section 5 of our bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS, INC.

By:	/S/ CAROL A. GAMBLE
Carol A. Gamble Senior Vice President, General Counsel and Corporate Secretary

Date: October 5, 2009